UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

May 5, 2015
Date of Report (Date of Earliest event reported)

ENERGYTEK CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	814-00175	86-0490034
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 S. Laurel, Luling, TX	78648
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 333-3630

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal year.

On May 5, 2015, the Board of Directors of EnergyTEK Corp. (the “Company”) adopted an Amendment to the Company’s By Laws by adding “SECTION 7 – Book-Entry of Shares” to Article VII of the By Laws.  This Amendment was adopted in order to facilitate the Company’s application to the Depository Trust Company for DWAC eligibility for the shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number            Description                                                                           Location

5.1                                  Amendment to By Laws of EnergyTEK Corp. dated          Provided herewith
                                        May 5, 2015.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

          Date: May 8, 2015                                                                                                ENERGYTEK CORP.

By: /s/ Craig Crawford
Name: Craig Crawford
Title:   President